                                                                    EXHIBIT 10.1





                                 ESG Re Limited

                             SUBSCRIPTION AGREEMENT



                                         September 30, 1997



Ladies and Gentlemen:

          This agreement (the "Agreement") is made by and between ESG Re Limited, a Bermuda company (the "Company"), and each of the purchasers executing a counterpart hereto (each a "Purchaser" and, collectively, the "Purchasers") of
(i) the Common Shares, par value U.S. $1.00 per share (the "Common Shares") of the Company and (ii) the Warrants (as defined below) of the Company.

          In consideration of the mutual agreements of the parties contained herein, the Company agrees and each Purchaser hereby severally agrees as follows:

          1.   Definitions.  As used in this Agreement, the following terms
               -----------
shall have the following meanings:

               "Affiliate" shall mean with respect to any person or entity any
                ---------
person or entity, directly or indirectly, controlling, controlled by or under common control with such person or entity.

               "Business Day" shall mean any day other than a Saturday, Sunday
                ------------
or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

               "Closing Date" shall mean such date as the Company may designate,
                ------------
but not later than December 1, 1997.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as
                ------------
amended.

               "HMI" shall mean John C Head III, Madie Ivy and entities owned
                ---
directly or indirectly by them, their children or trusts for the benefit of the foregoing except for Trusts.

               "Offering" shall mean the initial public offering of Common
                --------
Shares by the Underwriters pursuant to a registration statement filed under the Securities Act.

               "Offering Closing Date" shall mean the date on which Common
                ---------------------
Shares are sold and delivered to the Underwriters pursuant to the Offering.

               "Prospectus Draft" shall mean the draft of the Prospectus dated
                ----------------
September 30, 1997, relating to the Offering.

               "Purchase Price" shall have the meaning ascribed to it in Section
                --------------
2 of this Agreement.

               "Registration Statement" shall mean the registration statement
                ----------------------
filed under the Securities Act in connection with the Offering.

               "Representatives" shall mean the representatives of the
                ---------------
Underwriters as defined in the Prospectus Draft.

               "Securities" shall mean, collectively, the Common Shares and the
                ----------
Warrants.

               "Securities Act" shall mean the Securities Act of 1933, as
                --------------
amended.

               "Subscription Agreements" shall mean this Agreement or any other
                -----------------------
Subscription Agreements entered into on the date hereof between the Company and purchasers named therein, for the purchase and sale of Securities specified therein.
               "Total Securities Subscribed" shall have the meaning ascribed to
                ---------------------------
it in Section 2 of this Agreement.

               "Transfer" shall mean any sale, assignment, pledge, hypothecation
                --------
or other disposition or encumbrance.

               "Trusts" shall mean pension plan trusts for the benefit of John C
                ------
Head III or Madie Ivy.

               "Underwriters" shall mean the Representatives and the other
                ------------
underwriters of Common Shares in the Offering.

               "Warrants" shall mean the Class A Warrants of the Company to
                --------
purchase Common Shares.

          2.   Purchase of Securities.  Each Purchaser hereby severally and
               ----------------------
irrevocably agrees to purchase, subject to satisfaction of the conditions set forth in Section 3 below, for the U.S. Dollar amount set forth opposite such Purchaser's name on Schedule A attached to such Purchaser's executed copy of this Agreement (the "Purchase Price"), such number of Common Shares and Warrants as is described opposite the Purchaser's name in such Schedule A (collectively, the "Total Securities Subscribed"), as follows:

               (a) Subject to satisfaction of the conditions set forth in
Section 3 below, each Purchaser severally agrees to purchase from the Company, and the Company agrees to sell to each Purchaser, on the Closing Date the portion of the Total Securities Subscribed with respect to such Purchaser that are designated as "Closing Date Securities"; provided that prior to the Closing Date, such Purchaser may designate an Affiliate of such Purchaser (a "Designee") to purchase all or a portion of such Total Securities Subscribed, so long as such Designee (i) agrees to be bound by the terms of this Agreement (including representing to and agreeing with the Company as set forth in Section 4(b) below) and (ii) is acceptable to the Company in its sole discretion and, provided further, that such designation shall not relieve such Purchaser of its
--------
obligations hereunder.

               (b) On the Closing Date, each Purchaser shall pay the Purchase Price for the Total Securities Subscribed with respect to such Purchaser by wire transfer of the Purchase Price in immediately available funds to the Bank and account specified by the Company in writing two Business Days prior to the Closing Date. Upon such payment, the Company shall deliver to each Purchaser certificates for the Closing Date Securities being purchased by such Purchaser, dated the Closing Date and registered in the name of such Purchaser evidencing the number of Closing Date Securities purchased by such Purchaser.

               (c) The closing for the purchase and sale of the Common Shares and Warrants pursuant to this Agreement shall take place at 9:00 a.m., New York City time, on the Closing Date, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019-6064, or at such other place as the parties hereto shall agree in writing.

               (d) In addition, each Purchaser shall be entitled to receive the Additional Class A Warrants specified on Schedule A, calculated as a percentage of additional Common Shares sold pursuant to the Underwriters' over-allotment option in the Offering. Certificates for such Additional Class A Warrants shall be delivered to the Purchaser or a Designee, as specified by such Purchaser, promptly after the issuance of shares pursuant to the Underwriters' over-allotment option in the Offering in respect of which such Additional Class A Warrants are to be issued.

          3.   Conditions Precedent to the Purchase and Sale of the Securities.
               ---------------------------------------------------------------

               (a) The several obligations of each Purchaser to purchase its Total Securities Subscribed from the Company on the Closing Date is subject to the satisfaction of the following conditions precedent:

                        (i) the representations and warranties made by the Company herein being true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date;

                        (ii) the aggregate proceeds to the Company from the purchase of Securities under this Agreement and the Subscription Agreements shall be equal to not less than $50 million; and

                        (iii) the Company shall have entered into a Subscription Agreement with ESG Partners (Bermuda) L.P.

               (b) The obligation of the Company to sell the Total Subscribed Securities to each Purchaser on the Closing Date is subject to the satisfaction of the following conditions precedent:

                        (i) the representations and warranties made by such Purchaser herein being true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; and

                        (ii) the Company shall have received on the Closing Date payment of the Purchase Price for the Total Securities Subscribed from such Purchaser.

          4.   Representations and Warranties of the Company and Purchasers.
               ------------------------------------------------------------

               (a) The Company represents and warrants to each Purchaser that:

                        (i) The Company is a company duly organized, validly existing and in good standing under the laws of Bermuda.

                        (ii) The Board of Directors of the Company has authorized the execution, delivery, and performance of this Agreement. No other corporate action is necessary to authorize such execution and delivery, and upon such execution and delivery, this Agreement shall constitute a valid and binding obligation of the Company.

                        (iii) The Common Shares and Warrants to be issued and sold by the Company pursuant to this Agreement and the Common Shares issuable upon exercise of the Warrants when issued in accordance with the provisions hereof or thereof, as the case may be, will be validly issued by the Company, fully paid and nonassessable securities of the Company.

                        (iv) The creation, authorization, issuance, offer and sale of each of the Common Shares and the Warrants does not require any consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Company or the vote, consent or approval in any manner of the holders of any security of the Company as a condition to the execution and delivery of this Agreement or the creation, authorization, issuance, offer, and sale of the Common Shares and the Warrants that has not been obtained. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder will not violate (i) the terms and conditions of the Memorandum of Association or Bye-laws, or any agreement to which the Company is a party or by which it is bound or (ii) any Bermuda, U.S. or state law.

                        (v) Subsequent to the date as of the Prospectus Draft, there has been no material adverse change in the condition (financial or otherwise), management, properties, business affairs or business prospects, of European Specialty Group Holding AG and its subsidiaries, taken as a whole.

               (b) Each Purchaser severally represents and agrees with the Company, as follows:

                        (i) The Purchaser understands that the Total Securities Subscribed which it is purchasing hereunder have not been registered under the Securities Act, nor qualified under any state securities laws, and that they are being offered and sold pursuant to an exemption from such registration and qualification based in part upon the representations of the Purchaser contained herein.

                        (ii) The Purchaser is familiar with the business and operations which the Company intends to engage in and has been given the opportunity to obtain from the Company all information that it has requested regarding its proposed business plans and prospects.

                        (iii) The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this Agreement; the Purchaser is able to bear the economic risk of its investment in the Company (including a complete loss of its investment).

                        (iv) The Purchaser is either (A) a "qualified institutional buyer" as such term is defined in Rule 144A under the Securities Act (a "QIB") or (B) an "accredited investor" as such term is defined in Rule 501(a) under the Securities Act, and in either case is acquiring the Common Shares and Warrants solely for its own account for investment and not with a view toward the resale, Transfer, or distribution thereof, nor with any present intention of distributing the Common Shares or Warrants. No other person has any right with respect to or interest in the Common Shares or Warrants to be purchased by the Purchaser, nor has the Purchaser agreed to give any person any such interest or right in the future.

                        (v) The Purchaser has full power and legal right to execute and deliver this Agreement and to perform its obligations hereunder.

                        (vi) The Purchaser acknowledges and agrees that the Total Securities Subscribed which it is purchasing is being purchased directly from the Company and that the Representatives are not acting as either placement agents, underwriters or advisors in connection with the purchase; the Prospectus Draft is being furnished to the Purchaser by the Company solely for informational purposes and does not constitute any offer to sell or invitation to subscribe or purchase any of the Securities; and in connection with the furnishing of the Prospectus Draft to the Purchaser by the Company, no representation or warranty is being made by the Representatives to the Purchaser with respect to, and the Representatives shall not be responsible for, the accuracy or completeness of the Prospectus Draft.

           5.  Covenants of the Company and Purchasers.
               ---------------------------------------

               (a) Each Purchaser severally covenants that it will sell or otherwise Transfer any Common Shares, Warrants or Common Shares underlying such Warrants only when any such sale or Transfer is (i) in compliance with the provisions of this Agreement, the Bye-laws of the Company and any applicable U.S. state securities or "Blue Sky" laws and (ii) (A) pursuant to an effective registration under the Securities Act, (B) in compliance with Rule 144 under the Securities Act, (C) inside the United States to a QIB in compliance with Rule 144A, (D) outside the United States in compliance with Rule 904 of Regulation S under the Securities Act or (E) inside the United States to an "accredited investor" as defined in Rule 501(a) under the Securities Act in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the Securities Act and the rules and regulations promulgated thereunder.

               (b) The certificates evidencing the Common Shares, the Warrants and Common Shares underlying the Warrants, so long as such securities are not freely transferable under the Securities Act, will bear a legend substantially to the following effect reflecting the restrictions on the transfer of such securities contained in this Agreement:

     "The securities evidenced hereby or issuable upon the exercise hereof have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered, sold or otherwise transferred except (i) in compliance with the Subscription Agreement, dated September 30, 1997, between the initial holder hereof and the Company, provisions of the Bye-laws of the Company and any applicable state securities or "Blue Sky" laws and (ii)(A) pursuant to an effective registration under the Act, (B) in compliance with Rule 144 under the Securities Act, (C) inside the United States to a "Qualified Institutional Buyer" in compliance with Rule 144A under the Act, (D) outside the United States in compliance with Rule 904 of Regulation S under the Act or (E) inside the United States to an "accredited investor" as defined in Rule 501(a) under the Act in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the Act and the rules and regulations promulgated thereunder.

               (c) Each Purchaser shall, upon the request by the Company, execute a "lock-up" agreement for the benefit of the Underwriters in the Offering pursuant to which such Purchaser will agree not to offer, sell, contract to sell or otherwise dispose of any Common Shares, Warrants or any other securities convertible into or exchangeable or exercisable for Common Shares for a period of one year from the Offering Closing Date without the written consent of the Representative, provided that such period shall be two
                                       --------
years in the case of HMI.


          6.   Registration Rights.
               -------------------

               (a) Definitions.  As used in this Section 6:
                   -----------

                   (i) "Commission" shall mean the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

                   (ii) the term "Holder" means any holder of Registrable Securities;

                   (iii) the term "Initiating Holder" means any Holder or Holders who in the aggregate are Holders of Common Shares with a fair market value equal to or exceeding $10 million; provided that HMI shall not
                                                     --------
     be permitted to act as Initiating Holders until the date that is two years after the Offering Closing Date without the consent of the Initial Purchasers;

                   (iv) the terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act (and any pre- or post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

                   (v) the term "Registrable Securities" means (A) Common Shares and Warrants issued to each Purchaser pursuant to this Agreement, (B) any Common Shares issued to each Purchaser upon exercise of the Warrants, and
     (C) any Common Shares of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Shares or Warrants referred to in clause (A) or (B) above; provided,
                                                                       --------
     however, that the term "Registrable Securities" shall not include (x) any
     -------
     such securities sold by any Purchaser pursuant to an effective registration under the Securities Act or pursuant to Rule 144 under the Securities Act,
     (y) any such securities held by such Purchaser which are eligible for sale pursuant to Rule 144(k) under the Securities Act;


                   (vi) "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Sections 6(b), (c) and (e) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company); and

                   (vii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders.

               (b)  Requested Registration.
                    ----------------------

                    (i) Request for Registration. If the Company shall receive from an Initiating Holder, at any time after the date that is one year after the Offering Closing Date unless consented to by the Representative, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

                        (A) promptly give written notice of the proposed registration to all other Holders of Registrable Securities; and

                        (B) as soon as practicable, use all reasonable efforts to effect such registration of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 10 business days after written notice from the Company is given under Section 6(b)(i)(A) above; provided that the Company
                                                   --------
          shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 6(b)(i):

                    (x) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act or applicable rules or regulations thereunder;

                    (y) If the Initiating Holder of any registration pursuant to this Section 6(b)(i) includes any Purchaser (or its transferee(s) or Affiliates) for which the Company has already effected four such registrations that have either (1) been declared or ordered effective or (2) withdrawn upon the request of such Purchaser (or its transferee(s) or Affiliates) without such withdraw having been requested by the Company; or

                    (z) On behalf of the HMI until the date that is two years after the Offering Closing Date, unless consented to by the Representative.

               The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 6(b)(ii) below, include other securities to be issued for the account of the Company and securities of the Company which are held by officers or directors of the Company, or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration.

               The registration rights set forth in this Section 6 shall be assignable, in whole or in part, to any transferee of Registrable Securities provided such transferee agrees to be bound by all provisions of this Agreement.

                   (ii) Underwriting.  If the Initiating Holders intend to
                        ------------
     distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 6(b).

          Subject to the further applicable provisions of this Section 6, if officers or directors of the Company holding Common Shares (other than Registrable Securities) shall request inclusion in any registration pursuant to Section 6(b), or if holders of securities of the Company other than Registrable Securities who are entitled, by contract with the Company or otherwise, to have securities included in such a registration (the "Other Shareholders") request such inclusion, the securities of such officers, directors and Other Shareholders shall be included in the underwriting. The Holders whose securities are to be included in such registration and the Company shall (together with all officers, directors and Other Shareholders proposing to distribute their securities (other than Registrable Securities) through such underwriting) enter into an underwriting agreement in customary form with the representative(s) of the underwriter or underwriters selected for such underwriting by the Initiating Holders and reasonably acceptable to the Company. If the representative or representatives of the underwriter or underwriters has not limited the number or type of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the representative or representatives so agrees or agree and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited. Notwithstanding any other provision of this Section 6(b), if the representative or representatives advises or advise the Holders in writing that marketing factors require a limitation on the number or type of securities to be underwritten, then the securities of the Company held by officers or directors (other than Registrable Securities) of the Company, the securities held by Other Shareholders and any securities proposed to be issued for the account of the Company shall be excluded from such registration to the extent so required by such limitations. If, after the exclusion of such securities, further reductions are still required, the number of securities included in the registration by each Holder (except for any Initiating Holder(s)) shall be reduced on a pro rata basis (based on the number of shares requested to be included in such underwriting by the respective Holders) by such minimum number of securities as is necessary to comply with such request and, if after such exclusion, a further limitation in the number or type of securities that may be included in the registration and underwriting is still required, then the Common Shares to be sold by each of the Initiating Holders shall be reduced on a pro rata basis (based on the number of securities requested to be included in such underwriting by such Holders), by such minimum number of securities as is necessary to comply with such limitation. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any officer, director or Other Shareholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration.

                   (iii) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting the filing of a registration statement pursuant to this Section 6(b), a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize
                             --------  -------
     this right more than once in any twelve (12) month period.

               (c) Company Registration.
                   --------------------

                   (i) If at any time after the date that is one year (or, in the case of the HMI, two years) unless consented to by the Representative after the Offering Closing Date the Company shall determine to register any of its equity securities either for its own account or for the account of a security holder or holders, other than a registration relating solely to employee benefit plans, a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

               (A) promptly give to each of the Holders a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

               (B) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Holders within fifteen (15) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 6(c)(ii) below. Such written request may specify all or a part of the Holders' Registrable Securities.

                   (ii) Underwriting.  If the registration of which the Company
                        ------------
     gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 6(c)(i)(A). In such event, the right of each of the Holders to registration pursuant to this Section 6(c) shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holders' Registrable Securities in the underwriting to the extent provided herein. The Holders whose securities are to be included in such registration shall (together with the Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative or representatives of the underwriter or underwriters selected for underwriting by the Company or, if such registration has been initiated by any Other

     Shareholder, by such Other Shareholder. Notwithstanding any other provision of this Section 6(c), if the representative or representatives determines or determine that marketing factors require a limitation on the number or type of securities to be underwritten, the representative or representatives may limit the number or type of Registrable Securities to be included in the registration and underwriting to the extent so required by such limitations. The Company shall so advise all holders of securities requesting registration, and the number or type of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: The securities of the Company held by officers, directors and Other Shareholders (except for any Other Shareholder(s) initiating such registration) of the Company (other than Registrable Securities) shall be excluded from such registration and underwriting to the extent required by such limitation. If a limitation on the number or type of securities is still required, the number or type of securities that may be included in the registration and underwriting by each of the Holders shall be reduced, on a pro rata basis (based on the number of securities requested to be included in such underwriting by such Holders), by such minimum number of securities as is necessary to comply with such limitation. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               (iii) Number and Transferability.  Each of the Holders shall
                     --------------------------
     be entitled to have its securities included in four registrations pursuant to this Section 6(c). The registration rights granted pursuant to this
     Section 6(c) shall be assignable, in whole or in part, to any transferee of Registrable Securities provided such transferee agrees to be bound by all provisions of this Agreement.

               (d) Expenses of Registration. All Registration Expenses incurred
                   ------------------------
in connection with any registration, qualification or compliance pursuant to this Section 6 shall be borne by the Company and all Selling Expenses shall be borne by the Holders of the Securities so registered pro rata on the basis of the number of their Securities sold.

               (e) Registration Procedures.  In the case of each registration
                   -----------------------
effected by the Company pursuant to Section 6, the Company will keep the Holders, as applicable, advised in writing as to the initiation of each registration and as to the completion thereof. The Company agrees to promptly notify each Holder of Registrable Securities, as applicable, of the happening of any event as a result of which the prospectus included in the registration statement then in effect with respect to such Registrable Securities, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Upon receiving such notification, each Holder of such Registrable Securities agrees to forthwith discontinue the disposition of such Registrable Securities pursuant to such registration statement until such Holder's receipt of copies of a supplemental or amended registration statement or prospectus included therein. In addition, at its expense, the Company will:

                   (i) keep such registration effective for a period of one hundred twenty (120) days or until the Holders, as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that such 120-day period shall be extended for a period of time equal to the period during which the Holders are precluded from using a registration statement in the circumstances described above;

                   (ii) furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request;

                   (iii) make available for inspection by any Holder of Registrable Securities participating in any registration, any underwriter thereof and any counsel or other professional retained by such Holder or underwriter (the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration; and

                   (iv) use its best efforts to take all other actions reasonably necessary to effect the registration of Registrable Securities pursuant to Section 6 hereof.

               (f) Indemnification.
                   ---------------

                   (i) The Company will indemnify each of the Holders, as applicable, each of its officers, directors and partners, and each person controlling each of the Holders within the meaning of Section 15 under the Securities Act or Section 20 under the Exchange Act, with respect to each registration which has been effected pursuant to this Section 6, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors and partners, and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to any particular Holder or underwriter to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by any Holder with respect to such Holder or underwriter with respect to such underwriter and stated to be specifically for use therein.

                   (ii) Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter, each other Holder or each Other Shareholder and each of their officers, directors, and partners, and each person controlling such Other Shareholder within the meaning of
     Section 15 under the Securities Act or Section 20 under the Exchange Act against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact with respect to such Holder contained in any such registration statement, prospectus offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact with respect to such Holder required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such other Holders and Other Shareholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder with respect to such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the proceeds to such Holder of securities sold as contemplated herein.

                   (iii) Each party entitled to indemnification under this
     Section 6(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of an unconditional release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                   (iv) To the extent that the indemnification provided for in this Section 6(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                   (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the provisions of this Section 6(f), the provisions in such underwriting agreement shall be controlling.

                   (vi) The foregoing indemnity agreement of the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter or any person controlling such underwriter within the meaning of Section 15 of the Securities Act or
     Section 20 of the Exchange Act if a copy of the Final Prospectus was furnished to the underwriter and, if required by law to be so furnished, was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Act.

                   (vii) Any indemnification payments required to be made to an Indemnified Party under this Section 6(f) shall be made as the related claims, losses, damages, liabilities or expenses are incurred.

               (g) Information by the Holders.  Each of the Holders holding
                   --------------------------
securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 6. The Holder shall not be required, in connection with any underwriting arrangements entered into in connection with any registration, to provide any information, representations or warranties, or covenants with respect to the Company, its business or its operations except as required by law and shall not be required to provide any indemnification with respect to any registration statement except as specifically provided for in
Section 6(f)(ii) hereof.

               (h) Rule 144 Reporting. With a view to making available the
                   ------------------
benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

                   (A) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after one year following the effective date of the Offering;

                   (B) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times that it is subject to such reporting requirements; and

                   (C) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request a written statement by the Company as to its compliance with the reporting requirements, at any time from and after one year following the Closing Date, of Rule 144 of the Securities Act and the Exchange Act (at any time that it is subject to such reporting requirements), a copy of the most recent annual report of the Company, and such other reports and documents as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

               (i) Termination. The registration rights set forth in this
     Section 6 shall not be available to any Holder if (x) in the opinion of counsel to the Company, all of the Registrable Securities then owned by such Holder and the Common Shares, if any, issuable upon exercise of such Registrable Securities that, in each case, the Holder intends to sell pursuant to such registration could be sold in any 90-day period pursuant to Rule 144 under the Securities Act.

          7.   Miscellaneous.
               -------------

               (a) Governing Laws: Jurisdiction. This Agreement shall be
                   --------------
construed, performed and enforced in accordance with, and governed by, the laws of the State of New York without giving effect to the principles of conflicts of laws thereof. The parties hereto irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent to the exclusive jurisdiction of, the state and federal courts located in New York.

               (b) Severability. In the event that any part of this Agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect.

               (c) Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission,
(iii) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service or (iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

               If to the Company at:

               P.O. Box 2062
               16 Church Street
               Hamilton HM 4X
               Bermuda

               with a copy to:

               Paul, Weiss, Rifkind, Wharton & Garrison
               1285 Avenue of the Americas
               New York, NY 10019
               Attention: Richard S. Borisoff, Esq.

               If to a Purchaser at:

               the address listed opposite
               such Purchaser's name on
               Schedule A hereto

               (d) Amendments; Waivers. This Agreement may be amended or
                   -------------------
modified, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as further or continuing waiver of any such condition, or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

               (e) Entire Agreement.  This Agreement contains the entire
                   ----------------
understanding between the parties hereto with respect to the transactions contemplated hereby and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to such transactions. All schedules hereto and any documents and instruments delivered pursuant to any provision hereof are expressly made a part of this Agreement as fully as though completely set forth herein.

               (f) Section and Paragraph Headings.  The section and paragraph
                    ------------------------------
headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

               (g) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument .


                         Very truly yours,

                         ESG RE LIMITED


                         By:______________________________
                            Name:
                            Title:

Accepted: ____________, 1997


Name of Purchaser:



By:__________________________
   Name:
   Title:

                                   Schedule A
                                   ----------


                                                      Initial         Additional
                                       Common         Class A          Class A
Purchaser    Address  Purchase Price   Shares /*/     Warrants /*/    Warrants /**/
                                               -                -               --
-----------  -------  --------------   -------------  --------------- ----------------







/*/   The Common Shares and the Initial Class A Warrants constitute the
---
      "Closing Date Securities."

/**/  Additional Class A Warrants are a percentage of any Common Shares issued
----
      pursuant to the Underwriters' over-allotment option in the Offering.